WATSCO, INC.

                                1,400,000 Shares*

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                              ____________, 1996

PRUDENTIAL SECURITIES INCORPORATED
As Representative of the several Underwriters
One New York Plaza
New York, New York 10292

Dear Sirs:

         Each of Watsco, Inc., a Florida corporation (the "Company"), and the shareholders of the Company named in Schedule 2 hereto (the "Selling Securityholders") hereby confirms its agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representative (in such capacity, the "Representative"), as set forth below. If you are the only Underwriter, all references herein to the Representative shall be deemed to be to the Underwriter.

         1. SECURITIES. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters an aggregate of 1,000,000 shares (the "Company Firm Securities") of the Company's Common Stock, par value $0.50 per share (the "Common Stock"). The Company also proposes to issue and sell to the several Underwriters not more than 210,000 additional shares of Common Stock if requested by the Representative as provided in Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities". Subject to the terms and conditions herein contained, the Selling Securityholders propose to sell to the several Underwriters an aggregate of 400,000 shares of Common Stock (the "Selling Securityholder Firm Securities" and together with the Company Firm Securities, the "Firm Securities"). The Firm Securities and any Option Securities are collectively referred to herein as the "Securities".

------------------
* Plus an option to purchase from Watsco, Inc. up to 210,000 additional shares to cover over-allotments.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING SECURITYHOLDERS.

                  (a) The Company and each Selling Securityholder identified in
         Schedule 2 hereto as a Group 1 Selling Securityholder (collectively, the "Group 1 Selling Securityholders"), to the best of such Group 1 Selling Securityholder's knowledge, jointly and severally, represent and warrant to, and agree with, each of the several Underwriters that:

            (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on such form (File No. 33-________) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Act, and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either
                  (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act either (1) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements, and, if required to be filed pursuant to Rules 434(c)(2) and 424(b), an Integrated Prospectus (as hereinafter defined), in either case, containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (2) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (A)(1) or (A)(2) of this sentence as have been provided to and approved by the Representative prior to the execution of this Agreement, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representative prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including (A) all financial schedules and exhibits thereto, (B) all documents incorporated by reference therein filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (C) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined) or, if required to be filed pursuant to Rules 434(c)(2) and 424(b), in the Integrated Prospectus; the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Original Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective), including all documents incorporated by referenced therein filed under the Exchange Act; the term "Prospectus" means:

                   (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

                   (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

                   (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement, including, in the case of the immediately foregoing clause
                  (A), (B) or (C) of this sentence, all documents incorporated by referenced therein filed under the Exchange Act. The term "Integrated Prospectus" means a prospectus first filed with the Commission pursuant to Rules 434(c)(2) and 424(b) under the Act; and the term "Term Sheet" means any abbreviated Term Sheet that satisfies the requirements of Rule 434 under the Act. Any reference in this Agreement to an "amendment or supplement" to any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or an "amendment" to any registration statement (including the Registration Statement) shall be deemed to include any document incorporated by reference therein that is filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Prospectus, any Integrated Prospectus, or registration statement, as the case may be; any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet. For purposes of the preceding sentence, any reference to the "effective date" of an amendment to a registration statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by reference in such registration statement, be deemed to refer to the date on which such document was filed with the Commission.

             (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus and any amendment or supplement thereto was filed with the Commission, it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder, and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any Integrated Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), on the date when the Prospectus is otherwise amended or supplemented and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), each of the Prospectus and, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (ii) do not apply to statements or omissions made in any Preliminary Prospectus or any amendment or supplement thereto, the Registration Statement or any amendment thereto, the Prospectus or, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein.

            (iii) If the Company has elected to rely on Rule 462(b) and the
                  Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

             (iv) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole.

             (v) The Company and each of its subsidiaries have full power (corporate or other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement, each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate or other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

             (vi) The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise set forth in each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus, are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

            (vii) The Company has an authorized, issued and outstanding capitalization as set forth in each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company, including the Securities to be sold by the Selling Securityholders hereunder, have been duly authorized and validly issued and are fully paid and nonassessable. The Company Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related

                  Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

           (viii) The capital stock of the Company conforms to the description thereof contained in each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus.

             (ix) The consolidated financial statements and schedules of the
                  Company and its consolidated subsidiaries included in the Registration Statement, each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of changes in operation and financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The unaudited pro forma financial data, together with the related notes thereto, included in the Registration Statement and the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) include all adjustments necessary to present fairly the pro forma financial data at the dates and for the periods indicated, and all assumptions used in preparing such pro forma financial data are reasonable. The selected financial data set forth under the caption "Selected Financial Data" in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus and in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 fairly present, on the basis stated in the each of the Prospectus and any Integrated Prospectus (or such Preliminary Prospectus) and such Annual Report, the information included therein.

             (x) Arthur Andersen LLP and Rhea & Ivy, PLC, who have certified certain financial statements of the Company and its consolidated subsidiaries and Three States Supply Company, Inc. ("Three States") and its consolidated subsidiaries, respectively, and delivered their respective reports with respect to the audited consolidated financial statements and schedules included in the Registration Statement, each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) for each of the Company and its consolidated subsidiaries and Three States and its consolidated subsidiaries, are independent public accountants with respect to such entities as required by the Act, the Exchange Act and the related published rules and regulations thereunder.

             (xi) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company.

            (xii) No legal or governmental proceedings are pending to which the
                  Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus and are not described therein (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), and no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) or filed as required.

           (xiii) The issuance, offering and sale of the Firm Securities and the Option Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries, except for such judgments, decrees, orders, rules or regulations of any local court or local governmental authority or any local arbitrator applicable to the Company or any of its subsidiaries, the violation, breach or default of which would not have a material adverse effect on the Company and its subsidiaries as a whole.

            (xiv) The Company has not, directly or indirectly, (A) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement (1) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Common Stock (including the Securities), the Class B Common Stock, par value $0.50 per share, of the Company (the "Class B Common Stock"), any securities convertible into, or exchangeable or exercisable for, shares of Common Stock or Class B Common Stock or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

             (xv) Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required

                  Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), (A) the Company and its subsidiaries have not incurred any liability or obligation, direct or contingent, nor entered into any transaction not in the ordinary course of business, which would have a material adverse effect on the Company and its subsidiaries as a whole;
                  (B) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and
                  (C) there has not been any change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), which would have a material adverse effect on the Company and its subsidiaries as a whole.

            (xvi) The Company and each of its subsidiaries have good and indefeasible title in fee simple to all items of real property and indefeasible title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, and any real property and buildings held under lease by the Company or any such subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary, in each case except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

           (xvii) No labor disruption with the employees of the Company or any of its subsidiaries exists or is overtly threatened that could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

          (xviii) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound, which would have material adverse effect on the Company and its subsidiaries as a whole.

            (xix) The Company and each of its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such subsidiary has received any notice of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

             (xx) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the Company and its subsidiaries as a whole, except as described in or contemplated by each of the Prospectus and any Integrated

                  Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

            (xxi) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

           (xxii) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the Company and its subsidiaries as a whole, except as described or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

          (xxiii) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company and its subsidiaries as a whole) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except to the extent that any such assessment, fine or penalty would not have a material adverse effect on the Company and its subsidiaries as a whole or as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

           (xxiv) Neither the Company nor any of its subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic material and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each such subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries as a whole, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

            (xxv) Each certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

           (xxvi) Except for the shares of capital stock of each of the subsidiaries owned by the Company and such subsidiaries, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

          (xxvii) The Company has complied with all provisions of Section
                  517.075, Florida Statutes (Chapter 92-198, Laws of Florida) to the extent such provisions are applicable to the Company.

         (xxviii) The Company has not distributed and, prior to the later of
                  (A) the Firm Closing Date and (B) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any supplement or amendment thereto, or any materials, if any permitted by the Act.

           (xxix) Except as disclosed in each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or
                  (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (b) The Group 2 Selling Securityholder represents and warrants to, and agrees with, each of the several Underwriters that, to the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Integrated Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Group 2 Selling Securityholder specifically for use therein, such information in the Preliminary Prospectus, the Registration Statement, the Prospectus, any Integrated Prospectus and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, did and will conform in all material respects to the requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Group 2 Selling Securityholder has reviewed the Prospectus and any Integrated Prospectus or if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus, and the Registration Statement, and the information regarding the Group 2 Selling Securityholder set forth therein under the caption "Selling Shareholders" is complete and accurate.

                  (c) Each Selling Securityholder represents and warrants to, and agrees with, each of the several Underwriters that:

             (i) Such Selling Securityholder has full power to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by such Selling Securityholder hereunder in accordance with the terms of this Agreement; and this Agreement has been duly executed and delivered by such Selling Securityholder.

             (ii) Such Selling Securityholder has duly executed and delivered a power of attorney and custody agreement (with respect to such Selling Securityholder, the "Power-of-Attorney" and the "Custody Agreement", respectively), each in the form heretofore delivered to the Representative, appointing Albert
                  H. Nahmad and Ronald P. Newman as such Selling Securityholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of such Selling Securityholder and appointing First Union Bank, as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by such Selling Securityholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Securityholder has full power to enter into the Custody Agreement and the Power-of-Attorney and to perform its obligations under the Custody Agreement. The Custody Agreement and the Power-of-Attorney have been duly executed and delivered by such Selling Securityholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of such Selling Securityholder. Such Selling Securityholder agrees that each of the Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Securities (including such Selling Securityholder's Securities) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Securityholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Securityholder, by operation of law or otherwise, whether in the case of any individual Selling Securityholder by the death or incapacity of such Selling Securityholder, in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or in the case of a corporate or partnership Selling Securityholder by its liquidation or dissolution or by the occurrence of any other event. If any individual Selling Securityholder, trustee or executor should die or become incapacitated or any such trust should be terminated, or if any corporate or partnership Selling Securityholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

            (iii) Such Selling Securityholder is the lawful owner of the
                  Securities to be sold by such Selling Securityholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Securityholder will convey good and valid title to such Securities, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

             (iv) Such Selling Securityholder has not, directly or indirectly,
                  (A) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

             (v) Such Selling Securityholder has not, since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Common Stock (including the Securities), or the Class B Common Stock, or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock or the Class B Common Stock or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

             (vi) The Selling Securityholder is not aware of any adverse information concerning the Company that is not set forth in the Registration Statement, each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

            (vii) The sale of the Securities to the Underwriters by such
                  Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act and the Exchange Act or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Securityholder is a party or by which such Selling Securityholder or any of such Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Securityholder which would constitute a material judgment, decree, order, rule or regulation or which would prevent the consummation of any transaction contemplated hereby.

           (viii) The Selling Stockholders have not distributed and, prior to the later of (A) the Firm Closing Date and (B) the completion of the distribution of the shares, will not distribute any offering material in connection with the offering and sale of the shares other than the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

             (ix) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, the Selling Stockholders agree to deliver to you prior to or on the Firm Closing Date, as hereinafter defined, a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form of statement specified by Treasury Department regulations in lieu thereof).

       3.    PURCHASE, SALE AND DELIVERY OF THE SECURITIES.

             (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell, and each of the Selling Securityholders, severally and not jointly, agrees to sell, to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and each of the Selling Securityholders, at a purchase price of $___ per share, the number of Firm Securities (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Securities to be sold by the Company and each of the Selling Securityholders as set forth opposite their respective names in Schedule 2 hereto by a fraction, the numerator of which is the aggregate number of Firm Securities to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule 1 hereto and the denominator of which is the aggregate number of Firm Securities to be purchased by all the Underwriters from the Company and each of the Selling Securityholders. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representative requests upon notice to the Company and each of the Selling Securityholders at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company and each of the Selling Securityholders to the Representative for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by certified or official bank check or checks drawn upon or by a New York Clearing House bank and payable in next-day funds to the order of the Company or the Custodian as their interests may appear. Such delivery of and payment for the Firm Securities shall be made at the offices of King & Spalding, 120 W. 45th Street, New York, New York at 9:30 A.M., New York time, on ________, 1996, or at such other place, time or date as the Representative, the Company and each of the Selling Securityholders may agree upon or as the Representative may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representative at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

              (b) For the purpose of covering any over allotments in connection with the distribution and sale of the Firm Securities as contemplated by each of the Prospectus and any Integrated Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this
       Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representative may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representative but shall not be earlier than two business days or later than three business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representative and the Company may agree upon or as the Representative may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representative in such manner as it deems advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more securities in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph
       (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

             (c) It is understood that you, individually and not as the Representative, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

       4. OFFERING BY THE UNDERWRITERS. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

       5.    COVENANTS OF THE COMPANY AND THE SELLING SECURITYHOLDERS.

             (a) The Company covenants and agrees with each of the Underwriters that:

                    (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof, any Integrated Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During the time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (A) will comply with all requirements imposed upon it by the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of each of the Prospectus and any Integrated Prospectus, as then amended or supplemented, and (B) will not file with the Commission, the Prospectus, Term Sheet or any Integrated Prospectus or the amendment referred to in the third sentence of Section 2(a)(i) hereof, any amendment or supplement to such Prospectus, Term Sheet or any Integrated Prospectus or any amendment to the Registration Statement (including amendments of the documents incorporated by reference therein) or any Rule 462(b) Registration Statement of which the Representative shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representative shall not have given its consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representative or counsel for the Underwriters, any amendments to the Registration Statement (including amendments of the documents incorporated by reference therein) or any Rule 462(b) Registration Statement or amendments or supplements to the Prospectus and any Integrated Prospectus that may be necessary or advisable in connection with the distribution of the

                         Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representative, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any Integrated Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representative of each such filing or effectiveness.

                    (ii) The Company will advise the Representative, promptly
                         after receiving notice or obtaining knowledge thereof, of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, (B) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (C) the institution, threatening or contemplation of any proceeding for any such purpose or (D) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                   (iii) The Company will arrange for the qualification of the
                         Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representative may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, PROVIDED, HOWEVER, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                    (iv) If, at any time prior to the later of (A) the final
                         date when a prospectus relating to the Securities is required to be delivered under the Act or (B) the Option Closing Date, any event occurs as a result of which the Prospectus or any Integrated Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or any Integrated Prospectus to comply with the Act, the Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Representative thereof and, subject to Section 5(a)(i) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to each of the Prospectus and any required Integrated Prospectus that corrects such statement or omission or effects such compliance.

                     (v) The Company will, without charge, provide (A) to the
                         Representative and to counsel for the Underwriters a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (B) to each other Underwriter, a conformed copy of such registration statement and any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (C) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto as the Representative may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 12:00 Noon, New York City time, on such date or (B) 6:00 PM, New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 12:00 Noon, New York City time, on such date, will deliver to the Representative, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representative may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

                    (vi) The Company, as soon as practicable, will make
                         generally available to its securityholders and to the Representative a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                   (vii) The Company will apply the net proceeds from the
                         sale of the Securities as set forth under "Use of Proceeds" in each of the Prospectus and any Integrated Prospectus.

                  (viii) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or Class B Common Stock or any securities convertible into, or exchange or exercisable for, shares of Common Stock or Class B Common Stock for a period of 120 days after the date hereof, except pursuant to this Agreement and except for issuances pursuant to the exercise of employee stock options outstanding on the date hereof or pursuant to the terms of convertible securities of the Company outstanding on the date hereof.

                    (ix) The Company will not, directly or indirectly, (A)
                         take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities of (B) (1) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (2) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders pursuant to this Agreement).

                     (x) During a period of five years from the date of the
                         Prospectus, the Company will deliver to you and, upon request, to each of the other Underwriters, without charge, promptly upon their becoming available, copies of any current, regular and periodic reports filed with the Commission or any national securities exchange.

                    (xi) If at any time during the 25-day period after the
                         Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus or any Integrated Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you responding to or commenting on such rumor, publication or event.

                   (xii) If the Company elects to rely on Rule 462(b), the
                         Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of
                         (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                  (xiii) The Company will obtain the agreements described
                         in Section 7(j) hereof prior to the Firm Closing Date.

                   (xiv) The Company will cause the Securities to be duly
                         authorized for listing by the New York Stock Exchange.

             (b) Each of the Selling Securityholders covenants and agrees with each of the Underwriters that:

                     (i) Such Selling Securityholder will not, directly or
                         indirectly, without the prior written consent of Prudential Securities Incorporated, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or Class B Common Stock legally or beneficially owned by such Selling Securityholder or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock or Class B Common Stock for a period of 120 days after the date hereof, other than any such securities disposed of as bona fide gifts to persons who agree in writing with you to be bound by the provisions of this clause.

                    (ii) Such Selling Securityholder will not, directly or
                         indirectly, (A) take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (1) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (2) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

         6. EXPENSES. Except as provided in the immediately succeeding sentence, the Company and each of the Selling Securityholders will pay all costs and expenses incident to the performance of their respective obligations under this Agreement (on such basis as shall be agreed between them as described in Part II of the Registration Statement), whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) the listing of the Securities on the New York Stock Exchange, (viii) meetings with prospective investors in the Securities (other than shall have been specifically approved by the Representative to be paid for by the Underwriters), (ix) any fees and expenses of counsel for such Selling Securityholder and (x) the fees and expenses of the Attorney-in-Fact and the Custodian. Each of the Selling Securityholders will pay or cause to be paid all costs and expenses incident to the performance of such Selling Securityholder's obligations under this

Agreement which are not otherwise specifically provided for in this Section, including all expenses and taxes incident to the sale and delivery of the Securities to be sold by such Selling Securityholder to the Underwriters hereunder. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company and the Selling Securityholders pro rata (based on the number of Firm Securities to be sold by the Company and such Selling Securityholder) will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. Neither the Company nor any of the Selling Securityholders shall in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representative's sole discretion, to the accuracy of the representations and warranties of the Company and the Selling Securityholders contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers and the Selling Securityholders made pursuant to the provisions hereof, to the performance by the Company and each of the Selling Securityholders of their respective covenants and agreements hereunder and to the following additional conditions:

                  (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than earlier of (i) 11 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission, and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2) or, with respect to the Original Registration Statement, such later time and date as shall have been consented to by the Representative; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any Integrated Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representative, shall be contemplated by the commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or any Integrated Prospectus or otherwise).

                  (b) The Representative shall have received an opinion, dated the Firm Closing Date, of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., counsel for the Company, to the effect that:

                     (i) the Company and each of its subsidiaries listed in
                         Schedule 3 hereto (the "Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole;

                    (ii) the Company and each of the Subsidiaries have
                         corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement, the Prospectus and any Integrated Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

                   (iii) the issued shares of capital stock of each of the
                         Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise set forth in each of the Prospectus and any Integrated Prospectus, are owned beneficially by the Company free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims;

                    (iv) the Company has an authorized capitalization as
                         set forth in each of the Prospectus and any Integrated Prospectus; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have either been issued in compliance with the registration requirements of all applicable federal and state securities laws or the applicable statute of limitation periods have expired without any claim having been made in respect thereof, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Firm Securities have been duly authorized for listing on The New York Stock Exchange; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

                     (v) the statements set forth under the heading
                         "Description of Common Stock" in each of the Prospectus and any Integrated Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions;

                    (vi) the execution and delivery of this Agreement have
                         been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

                   (vii) to the best knowledge of such counsel, no legal
                         or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of its Company or any of its subsidiaries is subject that are required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus and are not described therein, and no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                  (viii) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or
                         (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, lease or other agreement or instrument known to such counsel, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or the by-laws of the Company or any of the Subsidiaries, or any statute or any material judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or any of its subsidiaries;

                    (ix) the Registration Statement is effective under the
                         Act; any required filing of the Prospectus or any Term Sheet that constitutes a part thereof pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment of supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission;

                     (x) the registration statement originally filed with
                         respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement, the Prospectus and any Integrated Prospectus (in each case, including the documents incorporated by reference therein but not including the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act, and the respective rules and regulations of the Commission thereunder;

                  Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any Integrated Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of Florida or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of [insert name of local counsel] satisfactory to counsel for the Underwriters. Insofar as the opinion in clause (viii)(B) above relates to the Company's subsidiaries other than Gemaire Distributors, Inc., Heating & Cooling Supply, Inc., Comfort Supply, Inc., Central Air Conditioning Distributors, Inc., Dunhill Personnel System, Inc., Watsco Components, Inc., Rho Sigma, Inc., Cam-Stat, Inc. and P.E./Del Mar, Inc., such opinion may be limited to actual awareness of such counsel without any inquiry other than inquiries of officers of the Company. The foregoing opinion shall also state that the Underwriters are justified in relying upon such opinion of [insert name of local counsel], and copies of such opinion shall be delivered to the Representative and counsel for the Underwriters.

                  References to the Registration Statement, the Prospectus or any Integrated Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

                  (c) The Selling Securityholders shall have furnished to the Representative the opinion of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., counsel for the Selling Securityholders, dated the Firm Closing Date, to the effect that:

                     (i) Such Selling Securityholder has full power to enter
                         into this Agreement, the Custody Agreement and the Power-of-Attorney and to sell, transfer and deliver the Securities being sold by such Selling Securityholder hereunder in the manner provided in this Agreement and to perform its obligations under the Custody Agreement; this Agreement, the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by each Selling Securityholder; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of-Attorney are the legal, valid, binding and enforceable instruments of such Selling

                         Securityholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                    (ii) the delivery by each Selling Securityholder to the
                         several Underwriters of certificates for the Securities being sold hereunder by such Selling Securityholder against payment therefor as provided herein, will convey good and valid title to such Securities to the several Underwriters, free and clear of all security interests, liens, encumbrances, equities, claims or other defects;

                   (iii) the sale of the Securities to the Underwriters by
                         such Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or
                         (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Securityholder is a party or by which such Selling Securityholder or any of such Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Securityholder.

                  In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of Florida or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of [insert name of local counsel]. The foregoing opinion shall also state that the Underwriters are justified in relying upon such opinion of [insert name of local counsel], and copies of such opinion shall be delivered to the Representative and counsel for the Underwriters.

                  References to the Registration Statement, the Prospectus or any Integrated Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

                  (d) The Representative shall have received an opinion, dated the Firm Closing Date, of King & Spalding counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement, the Prospectus or any Integrated Prospectus, and such other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely as to all matters of Florida law upon the opinion of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., referred to in paragraph (b) above.

                  (e) The Representative shall have received from Arthur Anderson LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representative to the effect that:

                     (i) they are independent accountants with respect to the
                         Company and its consolidated subsidiaries within the meaning of the Act, the Exchange Act and the applicable rules and regulations thereunder;

                   (ii) in their opinion, the audited consolidated financial
                         statements and schedules and pro forma financial statements of the Company examined by them and included in the Registration Statement, the Prospectus and any Integrated Prospectus comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder;

                   (iii) on the basis of their limited review in accordance with standards established by the American Institute of Certified Public Accountants of the interim unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries as of and for the nine months ended September 30, 1995 included in the Registration Statement, the Prospectus and any Integrated Prospectus, and carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                         (A) the unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries included in the Registration Statement, the Prospectus and any Integrated Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement, the Prospectus and any Integrated Prospectus; and

                         (B) at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company and its consolidated subsidiaries or any decreases in net current assets or shareholders' equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the September 30, 1995 unaudited consolidated condensed balance sheet included in the Registration Statement, the Prospectus and any Integrated Prospectus, or for the period from October 1, 1995 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in total revenues, income before income taxes and minority interests or total or per share amounts of net income of the Company and its consolidated subsidiaries, except in all instances for changes, decreases or increases set forth in such letter;

                    (iv) they have carried out certain specified
                         procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Registration Statement, the Prospectus and any Integrated Prospectus and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

                     (v) on the basis of a reading of the unaudited pro
                         forma consolidated condensed financial statements included in the Registration Statement, the Prospectus and any Integrated Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (v), inquiries of certain officials of the Company and its consolidated subsidiaries and Three States who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma consolidated condensed financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma consolidated condensed financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

         In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representative deems such explanation unnecessary, and (B) such changes, decreases, increases do not, in the sole judgment of the Representative, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

         References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (e) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

                  (f) The Representative shall have received from Rhea & Ivy, PLC a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representative to the effect that:

                     (i) they are independent accountants with respect to
                         Three States and its consolidated subsidiaries within the meaning of the Act, the Exchange Act and the applicable rules and regulations thereunder;

                    (ii) in their opinion, the audited consolidated
                         financial statements of Three States examined by them and included in the Registration Statement, the Prospectus and any Integrated Prospectus comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder; and

                   (iii) on the basis of their limited review in accordance with standards established by the American Institute of Certified Public Accountants of the interim unaudited consolidated condensed financial statements of Three States and its consolidated subsidiaries as of and for the nine months ended September 30, 1995 included in the Registration Statement, the Prospectus and any Integrated Prospectus, and carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of Three States and each of its consolidated subsidiaries, and inquiries of certain officials of Three States and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that the unaudited consolidated condensed financial statements of Three States and its consolidated subsidiaries included in the Registration Statement, the Prospectus and any Integrated Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement, the Prospectus and any Integrated Prospectus.

                  (g) The Representative shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

                     (i) the representations and warranties of the Company in
                         this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus and any Integrated Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                    (ii) no stop order suspending the effectiveness of the
                         Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                   (iii) subsequent to the respective dates as of which
                         information is given in the Registration Statement and each of the Prospectus and any Integrated Prospectus, neither the Company nor any of its subsidiaries have sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by the Prospectus and any Integrated Prospectus.

                  (h) The Representative shall have received a certificate from each Group 1 Selling Securityholder, signed by such Selling Securityholder, dated the Firm Closing Date, to the effect that:

                     (i) the representations and warranties of such Group 1
                         Selling Securityholder in this Agreement are true and correct as if made on and as of the Firm Closing Date;

                    (ii) the Registration Statement, as amended as of the Firm
                         Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and each of the Prospectus and any Integrated Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                   (iii) such Group 1 Selling Securityholder has performed all covenants and agreements on its part to be performed or satisfied at or prior to the Firm Closing Date.

                  (i) The Representative shall have received a certificate from each Group 2 Selling Securityholder, signed by such Group 2 Selling Securityholder, dated the Firm Closing Date, to the effect that:

                     (i) the representations and warranties of such Group 2
                         Selling Securityholder in this Agreement are true and correct as if made on and as of the Firm Closing Date;

                    (ii) to the extent that any statements or omissions are
                         made in the Registration Statement, the Prospectus and any Integrated Prospectus in reliance upon and in conformity with written information furnished to the Company by the Group 2 Selling Securityholder specifically for use therein, the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and each of the Prospectus and any Integrated Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                   (iii) such Group 2 Selling Securityholder has performed all covenants and agreements on its part to be performed or satisfied at or prior to the Firm Closing Date.

                   (j) The Representative shall have received from each person who is a director or executive officer of the Company an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, pledge, contract to sell, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, pledge, contract of sale grant of an option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 120 days after the date of this Agreement.

                  (k) On or before the Firm Closing Date, the Representative and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

                  (l) Prior to the commencement of the offering of the Securities, the Securities shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

         All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representative and counsel for the Underwriters. The Company shall furnish to the Representative such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representative and counsel for the Underwriters shall reasonably request.

         The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

         8.       INDEMNIFICATION AND CONTRIBUTION

                  (a) The Company and each Group 1 Selling Securityholder jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                     (i) any untrue statement or alleged untrue statement made
                         by the Company or such Group 1 Selling Securityholder in Section 2 of this Agreement,

                    (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or such Group 1 Selling Securityholder or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

                   (iii) the omission or alleged omission to state in the
                         Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                    (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities, including without limitation, slides, videos, films, tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company and such Group 1 Selling Securityholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus, any Integrated Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein; and PROVIDED, FURTHER, that the Company and such Group 1 Selling Securityholder will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any

         Preliminary Prospectus that is corrected in the Prospectus or any Integrated Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus or any Integrated Prospectus (as amended or supplemented), other than the documents incorporated by reference therein, at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus or any Integrated Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(a)(iv) or 5(a)(v) of this Agreement. This indemnity agreement will be in addition to any liability which the Company and such Group 1 Selling Securityholder may otherwise have. Neither the Company nor any Group 1 Selling Securityholder will, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                  (b) The Group 2 Selling Securityholder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter and each person who controls the Company or any Underwriter within the meaning of
         Section 15 of the Act against any such losses, claims, damages or liabilities to which the Company, any such director, officer, such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Group 2 Selling Securityholder for use therein; PROVIDED, HOWEVER, that the Group 2 Selling Securityholder will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus or any Integrated Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(a)(iv) or 5 (a)(v) of this Agreement; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, any such director, officer, such Underwriter or any such controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which the Group 2 Selling Securityholder may otherwise have. The Group 2 Selling Securityholder will not, without the prior written consent of the Underwriters purchasing greater than fifty percent of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriters and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

                  (c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Selling Securityholder and each person, if any, who controls the Company or such Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, any such director, officer of the Company, any Selling Securityholder or any such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, or the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, any such director, officer or controlling person or such Selling Securityholder in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                  (d) Promptly after receipt by an indemnified party under this
         Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representative in the case of paragraph (a) or (b) of this Section 8, representing the indemnified parties under such paragraph (a) or (b) who are parties to such action or actions) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this Section 8 in which case the indemnified party may effect such a settlement without such consent. It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 8(a), 8(b) and 8(c) hereof, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event that the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in Sections 8(a), 8(b) and 8(c) hereof and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of such Sections 8(a), 8(b) and 8(c) hereof.

                  (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause
         (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, such Selling Securityholder on another hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and such Selling Securityholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by referenced to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, such Selling Securityholder or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, each Selling Securityholder and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) of by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (e). Notwithstanding any other provision of this paragraph (e), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or such Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and such Selling Securityholder.

                  (f) The liability of each Selling Securityholder under this
         Section 8 shall not exceed an amount equal to the net proceeds of the Securities sold by such Selling Securityholder to the Underwriters.

         9. DEFAULT OF UNDERWRITERS. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representative for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representative), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representative are not made within 36 hours after such default for the purchase by other persons (who may include on or more of the non-defaulting Underwriters, including the Representative) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representative shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

         10. SURVIVAL. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Securityholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Selling Securityholder, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of any payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         11.      TERMINATION.

                  (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representative by notice to the Company and the Selling Securityholders given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

                     (i) the Company or any of its subsidiaries shall have,
                         in the sole judgment of the Representative, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except in each case as described in or contemplated by the Prospectus and any Integrated Prospectus (exclusive of any amendment or supplement thereto);

                    (ii) trading in the Common Stock or the Class B Common
                         Stock shall have been suspended by the Commission or the New York Stock Exchange or American Stock Exchange, as the case may be, or trading in securities generally on the New York or American Stock Exchanges shall have been suspended or minimum or maximum prices shall have been established on either such exchange;

                   (iii) a banking moratorium shall have been declared by New
                         York or United States authorities; or

                    (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representative, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                  (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

         12. INFORMATION SUPPLIED BY UNDERWRITERS. The statements set forth in the last paragraph on the front cover page and in the first and third paragraphs under the heading "Underwriting" in any Preliminary Prospectus, the Prospectus or any Integrated Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representative to the Company for the purposes of Sections 2(a)(ii) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

         13. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, telecopy number (212) 778-7621, Attention: Equity Transactions Group; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 2665 South Bayshore Drive, Coconut Grove, Florida 33133, telecopy number (305) 858-4492, Attention: President.

         14. SUCCESSORS. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, each Selling Securityholder and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Selling Securityholders contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company or such Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

         15. APPLICABLE LAW. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

         16. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, each of the Selling Securityholders and each of the several Underwriters.

                                             Very truly yours,

                                             WATSCO, INC.

                                             By:________________________________
                                                  Name:
                                                  Title:

                                             THE SELLING SECURITYHOLDERS
                                             [IDENTIFY]

                                             By:________________________________
                                                  Name:
                                                  Title: Attorney-in-Fact

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

PRUDENTIAL SECURITIES INCORPORATED

By:_____________________________
     Name:  Jean-Claude Canfin
     Title: Director

                                   SCHEDULE 1

                                  UNDERWRITERS

                                                                 NUMBER OF FIRM
                                                                  SECURITIES TO
             UNDERWRITER                                          BE PURCHASED
             -----------                                          ------------

Prudential Securities Incorporated...........................

[Insert names of other Underwriters]




Total........................................................      1,400,000
                                                                   =========

                                   SCHEDULE 2

                                                                NUMBER OF FIRM
                                                                 SECURITIES TO
                                                                    BE SOLD
                                                                    -------
The Company......................................                  1,000,000

Group 1 Selling Securityholders:.................                    105,720
     Alna Capital Associates.....................    25,720
     Albert H. Nahmad............................    50,000
     Ronald P. Newman............................    30,000
                                                    -------
     ............................................   105,720

Group 2 Selling Securityholders:.................                    294,280
     Oliver M. Butler and
        Marjorie E. Butler Declaration of Trust..   286,405
     O.M. Butler.................................     7,875
                                                    -------
     ............................................   294,280

Total............................................                  1,400,000
                                                                   =========

                                   SCHEDULE 3

                                  SUBSIDIARIES

NAME                                              JURISDICTION OF INCORPORATION
----                                              -----------------------------